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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): January 7, 2002


                       Analysts International Corporation
             (Exact name of registrant as specified in its charter)



         Minnesota                     0-4090           41-0905408
(State or other jurisdiction        (Commission         (IRS Employer
 of Incorporation)                  File Number)        Identification Number)



  3601 West 76th Street, Minneapolis, Minnesota               55435-3000
(Address for principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:         (952) 835-5900

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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On December 28, 2001, Analysts International Corporation announced it would hold its 2002 shareholders meeting on May 1, 2002 and that a January 15, 2002 deadline has been set for shareholder proposals and discretionary voting by named proxies.

ITEM 7(c).  EXHIBITS.

     99.1 Analysts International Corporation News Release dated December 28, 2001 announcing date of 2002 shareholders meeting.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf of the undersigned, thereunto duly authorized.

                                            ANALYSTS INTERNATIONAL CORPORAITON


Dated:  January 7, 2002                     By:   /s/ Marti R. Charpentier
                                               --------------------------------
                                                  Marti R. Charpentier
                                                  Vice President-Finance